UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2025

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is neither an offer to sell nor a solicitation of an offer to buy any securities of Domino’s Pizza, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01.	Entry into a Material Definitive Agreement.

General

On September 5, 2025 (the “Closing Date”), Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC and Domino’s IP Holder LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), completed a previously announced refinancing transaction by issuing $500.0 million in aggregate principal amount of new Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2-I, with an anticipated term of 5 years (the “2025-1 Class A-2-I Notes”) and $500.0 million in aggregate principal amount of new Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II, with an anticipated term of 7 years (the “2025-1 Class A-2-II Notes” and together with the 2025-1 Class A-2-I Notes, the “2025-1 Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. The Co-Issuers also entered into a revolving financing facility on the Closing Date, which allows for the issuance of up to $320.0 million of Series 2025-1 Variable Funding Senior Secured Notes, Class A-1 (the “2025-1 Class A-1 Notes”) and certain other credit instruments, including letters of credit. The 2025-1 Class A-1 Notes and the 2025-1 Class A-2 Notes are referred to collectively as the “2025-1 Notes.”

The 2025-1 Notes were issued pursuant to (i) the Amended and Restated Base Indenture, dated March 15, 2012 (the “Amended and Restated Base Indenture”), as amended by the First Supplement thereto, dated September 16, 2013 (“the First Supplement”), the Second Supplement thereto, dated October 21, 2015 (the “Second Supplement”), the Third Supplement thereto, dated October 21, 2015 (the “Third Supplement”), the Fourth Supplement thereto, dated July 24, 2017 (the “Fourth Supplement”), the Fifth Supplement thereto, dated November 21, 2018 (the “Fifth Supplement”), the Sixth Supplement thereto, dated April 16, 2021 (the “Sixth Supplement”), the Seventh Supplement thereto, dated December 30, 2021 (the “Seventh Supplement”), the Eighth Supplement thereto, dated July 23, 2024 (the “Eighth Supplement”) and the Ninth Supplement thereto, dated September 5, 2025 (the “Ninth Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.1 (the Amended and Restated Base Indenture as amended by the First Supplement, the Second Supplement, the Third Supplement, the Fourth Supplement, the Fifth Supplement, the Sixth Supplement, the Seventh Supplement, the Eighth Supplement and the Ninth Supplement being referred to herein collectively as the “Base Indenture”) and (ii) the Series 2025-1 Supplement thereto, dated September 5, 2025 (the “Series 2025-1 Supplement”), in each case entered into by and among the Co-Issuers and Citibank, N.A., as the trustee (the “Trustee”) and the securities intermediary thereunder. The Base Indenture allows the Co-Issuers to issue additional series of notes subject to certain conditions set forth therein, and the Base Indenture, together with the Series 2025-1 Supplement and any other supplemental indenture to the Base Indenture, is referred to herein as the “Indenture.”

The 2025-1 Notes are part of a securitization transaction initiated with the issuance and sale of certain senior secured notes by the Co-Issuers in 2012, pursuant to which substantially all of the Company’s revenue-generating assets, consisting principally of franchise-related agreements, product distribution agreements and related assets, its intellectual property and license agreements for the use of its intellectual property, were contributed to the Co-Issuers and certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as guarantors of the notes issued by the Co-Issuers. The Co-Issuers and the Guarantors referred to below under “Guarantees and Collateral” have pledged substantially all of their assets to secure the notes issued pursuant to the Indenture.

2025-1 Class A-2 Notes

While the 2025-1 Class A-2 Notes are outstanding, scheduled payments of principal and interest are required to be made on the 2025-1 Class A-2 Notes on a quarterly basis. The payment of principal of the 2025-1 Class A-2 Notes may be suspended if the leverage ratio for the Company and its subsidiaries, including the Securitization Entities (defined below), is less than or equal to 5.5x.

The legal final maturity date of the 2025-1 Class A-2 Notes is in July of 2055. If the Co-Issuers have not repaid or refinanced the 2025-1 Class A-2-I Notes prior to July of 2030 or the 2025-1 Class A-2-II Notes prior to July of 2032, additional interest will accrue thereon in an amount equal to the greater of (i) 5.00% per annum and (ii) a per annum interest rate equal to the excess, if any, by which (i) the sum of the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the applicable Series 2025-1 Class A-2 anticipated repayment date of the United States Treasury security having a term closest to 10 years plus 6.15%, in the case of the 2025-1 Class A-2-I Notes and 6.25%, in the case of the 2025-1 Class A-2-II Notes, exceeds (ii) the original interest rate.

The 2025-1 Class A-2 Notes are secured by the collateral described below under “Guarantees and Collateral.”

2025-1 Class A-1 Notes

The 2025-1 Class A-1 Notes were issued pursuant to the Base Indenture and the Series 2025-1 Supplement thereto referred to above and allow for drawings on a revolving basis. The 2025-1 Class A-1 Notes will be governed, in part, by the 2025-1 Class A-1 Note Purchase Agreement dated September 5, 2025 (the “2025-1 Class A-1 Note Purchase Agreement”), among the Co-Issuers, the Guarantors, Domino’s Pizza LLC, as manager, certain conduit investors, certain financial institutions and certain funding agents, and Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, as swingline lender and as administrative agent, and by certain generally applicable terms contained in the Base Indenture and the Series 2025-1 Supplement thereto. Interest on the 2025-1 Class A-1 Notes will be payable at a per annum rate based on the cost of funds plus a margin of 150 basis points. The Co-Issuers have approximately $56.4 million in undrawn letters of credit issued under the 2025-1 Class A-1 Notes. There is a commitment fee on the unused portion of the 2025-1 Class A-1 Notes facility of 50 basis points. It is anticipated that the principal and interest on the 2025-1 Class A-1 Notes will be repaid in full on or prior to July 2030, subject to two additional one-year extensions at the option of Domino’s Pizza LLC, a wholly-owned subsidiary of the Company, which acts as the manager (as described below). Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the 2025-1 Class A-1 Notes equal to 5.00% per annum. In connection with the issuance of the 2025-1 Class A-1 Notes and entry into the 2025-1 Class A-1 Note Purchase Agreement, the Co-Issuers permanently reduced to zero the commitment to fund the existing $200.0 million Series 2021-1 Variable Funding Notes, Class A-1 (the “Series 2021-1 Class A-1 Notes”) and the Series 2021-1 Class A-1 Notes were cancelled and the 2021-1 Class A-1 Note Purchase Agreement, dated April 16, 2021, among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC (the “2021 Co-Issuers”), the Guarantors, Domino’s Pizza LLC, as manager, certain conduit investors, certain financial institutions and certain funding agents, and Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, as swingline lender and as administrative agent (the “2021-1 Class A-1 Note Purchase Agreement”) terminated. In addition, in connection with the issuance of the 2025-1 Class A-1 Notes and entry into the 2025-1 Class A-1 Note Purchase Agreement, the Co-Issuers permanently reduced to zero the commitment to fund the existing $120.0 million Series 2022-1 Variable Funding Notes, Class A-1 (the “Series 2022-1 Class A-1 Notes”) and the Series 2022-1 Class A-1 Notes were cancelled and the 2022-1 Class A-1 Note Purchase Agreement, dated September 16, 2022, among the 2021 Co-Issuers, the Guarantors, Domino’s Pizza LLC, as manager, certain conduit investors, certain financial institutions and certain funding agents, and Barclays Bank PLC, as provider of letters of credit, as swingline lender and as administrative agent (the “2022-1 Class A-1 Note Purchase Agreement”) terminated. The 2025-1 Class A-1 Notes and other credit instruments issued under the 2025-1 Class A-1 Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Amended and Restated Guarantee and Collateral Agreement, dated March 15, 2012 (the “Guarantee and Collateral Agreement”), among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC, Domino’s EQ LLC and Domino’s Pizza International Franchising of Michigan LLC, each as a guarantor of the 2025-1 Notes (collectively, the “Guarantors”), in favor of the Trustee, the Guarantors guarantee the obligations of the Co-Issuers under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

The 2025-1 Notes are secured by a security interest in substantially all of the assets of the Co-Issuers and the Guarantors (such assets, the “Securitized Assets” and the Co-Issuers and Guarantors collectively, the “Securitization Entities”). The 2025-1 Notes are obligations only of the Co-Issuers pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the 2025-1 Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the applicable Securitization Entities entered into an amended and restated management agreement dated March 15, 2012 (the “Amended and Restated Management Agreement”), as amended by Amendment No. 1 dated as of October 21, 2015 to the Amended and Restated Management Agreement (“Amendment No. 1 to the Management Agreement”), by Amendment No. 2 dated as of July 24, 2017 to the Amended and Restated Management Agreement (“Amendment No. 2 to the Management Agreement”), by Amendment No. 3 to the Amended and Restated Management Agreement dated as of April 16, 2021 (“Amendment No. 3 to the Management Agreement”), by Amendment No. 4 to the Amended and Restated Management Agreement dated as of December 30, 2021 (“Amendment No. 4 to the Management Agreement”), by Amendment No. 5 to the Amended and Restated Management Agreement dated as of September 16, 2022 (“Amendment No. 5 to the Management Agreement”) and by the Omnibus Amendment and Reaffirmation Agreement dated as of September 5, 2025, the form of which is attached to this Form 8-K as Exhibit 10.2 (“Omnibus Amendment” and, together with the Amended and Restated Management Agreement as amended by Amendment No. 1 to the Management Agreement, Amendment No. 2 to the Management Agreement, Amendment No. 3 to the Management Agreement, Amendment No. 4 to the Management Agreement and Amendment No. 5 to the Management Agreement, the “Management Agreement”), by and among the Securitization Entities, Domino’s Pizza NS Co., Domino’s Pizza LLC, as manager and in its individual capacity, and the Trustee (and, solely with respect to the Omnibus Amendment, certain other parties thereto, as set forth in Exhibit 10.2). Domino’s Pizza LLC acts as the manager with respect to the Securitized Assets. The primary responsibilities of the manager are to perform certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. Domino’s Pizza NS Co. performs all services for Domino’s Pizza Canadian Distribution ULC, which conducts the distribution business in Canada.

Covenants and Restrictions

The 2025-1 Notes are subject to a series of covenants and restrictions customary for transactions of this type, including as set forth in the Parent Company Support Agreement dated as of March 15, 2012 (the “Original Parent Company Support Agreement”), as amended by Amendment No. 1 dated as of October 21, 2015 to the Original Parent Company Support Agreement (“Amendment No. 1 to the Parent Company Support Agreement”), as amended by Amendment No. 2 dated as of April 16, 2021 to the Original Parent Company Support Agreement (“Amendment No. 2 to the Parent Company Support Agreement”) and as amended by the Omnibus Amendment, in each case entered into by and among the Company and the Trustee (and, solely with respect to the Omnibus Amendment, certain other parties thereto, as set forth in Exhibit 10.2).

These covenants and restrictions include (i) that the Co-Issuers maintain specified reserve accounts to be used to make required payments in respect of the 2025-1 Notes, (ii) provisions relating to optional and mandatory prepayments, including mandatory prepayments in the event of a change of control (as defined in the Series 2025-1 Supplement) and the related payment of specified amounts, including specified make-whole payments in the case of the 2025-1 Notes under certain circumstances, (iii) certain indemnification payments in the event, among other things, the transfers of the assets pledged as collateral for the 2025-1 Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters. The 2025-1 Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to failure to maintain stated debt service coverage ratios, the sum of global retail sales for all stores being below certain levels on certain measurement dates, certain manager termination events, an event of default and the failure to repay or refinance the 2025-1 Notes on the scheduled maturity date. Rapid amortization events may be cured in certain circumstances, upon which cure, regular amortization will resume. The 2025-1 Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the 2025-1 Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective and certain judgments.

Use of Proceeds

The net proceeds of the offering of the 2025-1 Class A-2 Notes will be used, together with cash on hand, (i) to make a deposit with Citibank, N.A., as trustee in trust for the benefit of the holders of the Series 2015-1 4.474% Fixed Rate Senior Secured Notes, Class A-2-II (the “Series 2015-1 Class A-2-II Notes”), to prepay in full $742.0 million in aggregate principal amount of Series 2015-1 Class A-2-II Notes at par, after which the Series 2015-1 Class A-2-II Notes will be cancelled (ii) to make a deposit with Citibank, N.A., as trustee in trust for the benefit of the holders of the 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (the “Series 2018-1 Class A-2-I Notes”), to prepay in full $402.7 million in aggregate principal amount of Series 2018-1 Class A-2-I Notes at par, after which the Series 2018-1 Class A-2-I Notes will be cancelled, (iii) to make a deposit with Citibank, N.A., as trustee in trust for the benefit of the holders of the Series 2021-1 Class A-1 Notes to prepay in full any outstanding principal amount of Series 2021-1 Class A-1 Notes at par, after which the Series 2021-1 Class A-1 Notes will be cancelled and (iv) to make a deposit with Citibank, N.A., as trustee in trust for the benefit of the holders of the Series 2022-1 Class A-1 Notes to prepay in full any outstanding principal amount of Series 2022-1 Class A-1 Notes at par, after which the Series 2022-1 Class A-1 Notes will be cancelled.

These repayments are expected to occur on September 5, 2025. The Co-Issuers may also use the net proceeds of the offering to pre-fund a portion of the amortizing principal and interest payable on the 2025-1 Class A-2 Notes and/or deposit funds into the Senior Notes Interest Reserve Account (as defined in the Indenture) (to the extent that such funds are not already deposited therein).

Following the refinancing transaction, there will be (i) approximately $940.0 million in aggregate principal amount of Series 2017-1 4.118% Fixed Rate Senior Secured Notes, Class A-2-III(FX) outstanding under the Base Indenture, (ii) approximately $379.0 million in aggregate principal amount of Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II outstanding under the Base Indenture, (iii) approximately $648.0 million in aggregate principal amount of Series 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 outstanding under the Base Indenture, (iv) approximately $1,799.1 million in aggregate principal amount of (a) Series 2021-1 2.662% Fixed Rate Senior Secured Notes, Class A-2-I and (b) Series 2021-1 3.151% Fixed Rate Senior Secured Notes, Class A-2-II outstanding under the Base Indenture, (v) approximately $1,000.0 million in aggregate principal amount of 2025-1 Class A-2 Notes outstanding under the Base Indenture and (vi) approximately $78.9 million in outstanding finance lease obligations of the Company. In addition, the Co-Issuers have access to $320.0 million under the 2025-1 Class A-1 Notes issued under the Base Indenture, under which approximately $56.4 million in undrawn letters of credit are currently outstanding.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Ninth Supplement, the Omnibus Amendment, Amendment No. 6 to Amended and Restated Management Agreement dated as of September 5, 2025 and Amendment No. 3 to Parent Company Support Agreement dated as of September 5, 2025, which are filed as Exhibits 4.1, 10.2, 10.3 and 10.4 hereto, respectively, the Amended and Restated Base Indenture, dated March 15, 2012, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on March 19, 2012, the First Supplement, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on October 22, 2015, the Second Supplement, the form of which is attached as Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on October 22, 2015, the Third Supplement, the form of which is attached as Exhibit 4.3 to the Current Report on Form 8-K filed by the Company on October 22, 2015, the Fourth Supplement, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on July 25, 2017, the Fifth Supplement, the form of which is attached as Exhibit 10.49 to the Annual Report on Form 10-K filed by the Company on February 20, 2020, the Sixth Supplement, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on April 20, 2021, the Seventh Supplement, the form of which is attached as Exhibit 10.62 to the Annual Report on Form 10-K filed by the Company on March 1, 2022, the Eighth Supplement, the form of which is attached as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by the

Company on October 10, 2024, the Guarantee and Collateral Agreement, the form of which is attached as Exhibit 10.2, to the Current Report on Form 8-K filed by the Company on March 19, 2012, the Amended and Restated Management Agreement, the form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on March 19, 2012, Amendment No. 1 to the Management Agreement, the form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Amendment No. 2 to the Management Agreement, the form of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 25, 2017, Amendment No. 3 to the Management Agreement, the form of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on April 20, 2021, Amendment No. 4 to the Management Agreement, the form of which is attached as Exhibit 10.79 to the Annual Report on Form 10-K filed by the Company on March 1, 2022, Amendment No. 5 to the Management Agreement, the form of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on September 16, 2022, the Original Parent Company Support Agreement, the form of which is attached as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Amendment No. 1 to the Parent Company Support Agreement, the form of which is attached as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Amendment No. 2 to the Parent Company Support Agreement, the form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on April 20, 2021, the 2021-1 Class A-1 Note Purchase Agreement, the form of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 20, 2021, the 2022-1 Class A-1 Note Purchase Agreement, the form of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 16, 2022, the 2025-1 Class A-1 Note Purchase Agreement, the form of which is attached as Exhibit 10.1 hereto and the Series 2025-1 Supplement, the form of which is attached as Exhibit 4.2 hereto, and each of which are hereby incorporated herein by reference. Interested persons should read the documents in their entirety.

Item 1.02	Termination of a Material Definitive Agreement.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1 hereto includes certain historical and pro forma financial information of the Company related to the securitization transaction that was included in the final offering memorandum, dated August 12, 2025, relating to the 2025-1 Class A-2 Notes.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This Form 8-K contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act. You can identify forward-looking statements by the use of words such as “anticipates,” “believes,” “could,” “should,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “predicts,” “projects,” “seeks,” “approximately,” “potential,” “outlook” and similar terms and phrases that concern our strategy, plans or intentions, including references to assumptions. These forward-looking statements address various matters including the terms of the Company’s refinancing transactions. While we believe these statements are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from our expectations are more fully described in our filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our Annual Report on Form 10-K. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of various factors, including but not limited to our substantially increased indebtedness as a result of our refinancing transactions and our ability to incur additional indebtedness or refinance or renegotiate key terms of that indebtedness in the future, our future financial performance and our ability to pay principal and interest on our indebtedness. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Form 8-K might not occur. All forward-looking statements speak only as of the date of this Form 8-K and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, or other applicable law, we do not undertake, and specifically disclaim, any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date of this Form 8-K, whether as a result of new information, future events or otherwise. You are cautioned not to place considerable reliance on the forward-looking statements included in this Form 8-K or that may be made elsewhere from time to time by, or on behalf of, us. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Ninth Supplement to the Amended and Restated Base Indenture, dated as of September 5, 2025, by and among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Series 2025-1 Supplement to the Amended and Restated Base Indenture, dated September 5, 2025, among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2-I and Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II, and Citibank, N.A., as Trustee and Securities Intermediary.

10.1	Class A-1 Note Purchase Agreement, dated September 5, 2025, among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC, Domino’s EQ LLC and Domino’s Pizza International Franchising of Michigan LLC, each as Guarantor, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.

10.2	Omnibus Amendment and Reaffirmation Agreement, dated as of September 5, 2025, among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., Progressive Food Solutions LLC, Domino’s Pizza, Inc., Barclays Capital Inc., as Initial Purchaser Representative, Midland Loan Services, a division of PNC Bank, National Association, as Servicer and Control Party, FTI Consulting, Inc., a Maryland corporation, as Back-Up Manager, and Citibank, N.A., as Trustee.

10.3	Form of Amendment No. 6 to Amended and Restated Management Agreement, dated as of September 5, 2025, among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., and Citibank, N.A., as Trustee.

10.4	Form of Amendment No. 3 to Parent Company Support Agreement dated September 5, 2025 made by Domino’s Pizza, Inc. in favor of Citibank, N.A., as Trustee.

99.1	Certain Historical and Pro Forma Financial Information of the Company.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

By:	/s/ Ryan K. Mulally
Name:	Ryan K. Mulally
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 8, 2025